Exhibit 99.5

Unaudited Pro Forma Condensed Consolidated Financial Information

On January 26, 2021, Boston Therapeutics, Inc., a Delaware corporation (the “Company”), BTHE Acquisition Inc., a California corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Nanomix, Inc., a California corporation (“Nanomix”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Nanomix, with Nanomix continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended. The merger closed on June 4, 2021.

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. No pro forma adjustments were required to eliminate activities between the companies.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of the post combination shares outstanding assuming the Business Combination occurred on January 1, 2020 and 2019.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 2021 AND DECEMBER 31, 2020

	Boston Therapeutics		Nanomix, Inc		Proforma Adjustment			Combined
	March 31, 2021	December, 31 2020	March 31, 2021	December, 31 2020	March 31, 2021	December, 31 2020		March 31, 2021	December, 31 2020
ASSETS
Currents assets:
Cash	$46,964	$7,402	$66,490	$15,098				$113,454	$22,500
Accounts receivable	-	-	-	821				0	821
Inventory, net	-	2,225	-	-				-	2,225
Prepaid expenses and other current assets	3,500	10,273	165,561	156,875				169,061	167,148
Total current assets	50,464	19,900	232,051	172,794				282,515	192,694
Deposit	-	-	60,000	60,000				60,000	60,000
Property and Equipment, net	-	-	61,666	65,612				61,666	65,612
Other long-term assets	-	-	178,348	232,065				178,348	232,065
Total assets	$50,464	$19,900	$532,065	$530,471				$582,529	$550,371
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	312,580	530,907	1,239,977	898,463				1,552,557	1,429,370
Accounts payable – related party	84,262	282,302	-	-				84,262	282,302
Accrued expenses and other current liabilities	830,983	1,286,119	-	-				830,983	1,286,119
Accrued expenses	-	-	232,323	344,065				232,323	344,065
Accrued expenses – related party	114,297	1,397,409	62,500	50,000				176,797	1,447,409
Accrued interest	-	-	159,554	132,175	(155,918)	(129,538	)(b)	3,636	2,637
Accrued interest, related party	-	-	2,138,175	1,810,232	(1,577,731)	(1,299,788	)(b)	560,444	510,444
Deferred Revenues	-	-	188,741	188,741				188,741	188,741
Deferred revenue – related party	104,782	104,782	-	-				104,782	104,782
Convertible note payable	-	1,402,000	-	-				-	1,402,000
Convertible notes payable, current portion – in default	200,000	200,000	-	-				200,000	200,000
Notes payable – related parties, current portion – portions in default	497,821	2,783,429	-	-				497,821	2,783,429
Note payable marketing agreement	450,000	450,000	-	-				450,000	450,000
Derivative liability, current portion	15,282	2,763	-	-				15,282	2,763
Warrant liability	438,972	160,342	-	-				438,972	160,342
Other current liabilities	-	-	260,241	313,146				260,241	313,146
Total current liabilities	3,048,979	8,600,053	4,281,511	3,736,822	(1,733,649)	(1,429,326)		5,596,841	10,907,548
Notes payable – net of current portion	-	-	900,000	610,000	(900,000)	(610,000	)(b)	-	-
Notes payable, related party – net of current portion	-	-	8,634,500	8,307,000	(7,634,500)	(7,307,000	)(b)	1,000,000	1,000,000
Other long-term liabilities	-	-	402,154	402,154				402,154	402,154
Total Liabilities	3,048,979	8,600,053	14,218,165	13,055,976	(10,268,149)	(9,346,326)		6,998,995	12,309,702

Commitments and Contingencies
Preferred stock	-	-	40,070,108	40,070,108	(40,070,108)	(40,070,108	)(a)	-	-
Preferred stock B	963,964	-	-	-				963,964	-
Preferred stock C	-	-			22,005,949	889,051	(d)	22,005,949	889,051

Stockholders’ deficit:
Preferred stock A		83						-	83
Common stock	916,915	111,131	16	7	1,070	1,070	(a)	916,915	111,131
		-			954	869	(b)
					(2,040)	(1,946	)(d)
Additional paid-in capital	37,165,114	19,322,864	44,779,011	44,727,164	40,069,037	40,069,037	(a)	68,231,940	84,563,188
		-			10,267,194	9,345,458	(b)
		-			(42,044,508)	(28,014,231	)(c)
					(22,003,909)	(887,105	)(d)
Accumulated deficit	(42,044,508)	(28,014,231)	(98,535,234)	(97,322,784)	42,044,508	28,014,231	(c)	(98,535,234)	(97,322,784)
Total stockholders’ deficit	(3,962,479)	(8,580,153)	(53,756,207)	(52,595,613)	28,332,307	48,527,383		(29,386,379)	(12,648,383)
Total liabilities and stockholders’ deficit	$50,464	$19,900	$532,065	$530,471	$-	$-		$582,529	$550,371

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2021 AND 2020

	Boston Therapeutics		Nanomix, Inc.		Proforma Adjustment		Combined
	3 Months Ended		3 Months Ended		3 Months Ended		3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2021	Mar. 31, 2020

Revenue	$-	$3,093	$141,778	$23,136			$141,778	$26,229

Operating expenses:
Direct expenses	8,766	4,902	-	-			8,766	4,902
Research and development	2,500	-	608,771	760,342			611,271	760,342
Sales and marketing	308	541	-	-			308	541
General and administrative	574,955	131,361	388,871	437,131			963,826	568,492
Impairment of Intangibles	-	-	-	-			-	-
Total operating expenses	586,529	136,804	997,642	1,197,473			1,584,171	1,334,277
Operating loss	(586,529)	(133,711)	(855,864)	(1,174,336)	-	-	(1,442,393)	(1,308,047)

Other (expenses) income:
Interest expense	(21,740)	(98,192)	(28,644)	(36,979)			(50,384)	(135,171)
Interest expense, related, party	-	-	(327,943)	(227,037)			(327,943)	(227,037)
Change in fair value of derivative liability	(21,143)	3,549	-	-			(21,143)	3,549
Change in fair value of warrant liability	(278,630)	101,993	-	-			(278,630)	101,993
Loss on conversion of related party debt into common stock	(10,604,620)	-	-	-			(10,604,620)	-
Loss on conversion of trade payables into common stock	(993,715)	-	-	-			(993,715)	-
Loss on conversion of Series A preferred stock into common stock	(1,735,500)	-	-	-			(1,735,500)	-
Gain on settlement of accounts payable for Series B preferred stock	211,600	-	-	-			211,600	-
Total other (expenses) income	(13,443,748)	7,350	(356,587)	(264,016)	-	-	(13,800,335)	(256,666)
Loss before provision for income taxes	(14,030,277)	(126,361)	(1,212,450)	(1,438,352)	-	-	(15,242,727)	(1,564,713)
Net loss	$(14,030,277.00)	$(126,361.00)	$(1,212,450.36)	$(1,438,352.26)	$-	$-	$(15,242,727.36)	$(1,564,713.26)
Net loss per share - basic and diluted	(0.02)	(0.00)	(0.99)	(1.93)			(0.02)	(0.01)
Weighted average shares outstanding basic and diluted	690,048,665	111,131,373	1,225,881	743,513			690,048,665	111,131,373

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF DECEMBER 31, 2020 AND 2019

	Boston Therapeutics		Nanomix, Inc		Proforma Adjustment			Combined
	December 31,		December 31,		December 31,			December 31,
	2020	2019	2020	2019	2020	2019		2020	2019
ASSETS
Current assets:
Cash	$7,402.00	$6,701.00	$15,098.11	$590,433.53				$22,500.11	$597,134.53
Accounts receivable			821	-				821	-
Prepaid expenses and other current assets	10,273	12,662	156,875	4,446				167,148	17,108
Inventory, net	2,225	3,909	-	-				2,225	3,909
Total current assets	19,900	23,272	172,794	594,879	-	-		192,694	618,151
Deposit			60,000	20,000				60,000	20,000
Property and Equipment, net		509	65,612	50,521				65,612	51,030
Other long-term assets			232,065	424,852				232,065	424,852
Total assets	$19,900	$23,781	$530,471	$1,090,253	$-	$-		$550,371	$1,114,034

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	530,907	458,175	898,463	134,141				1,429,370	592,316
Accounts payable–related party	282,302	152,302	-	-				282,302	152,302
Accrued expenses and other current liabilities	1,286,119	1,361,194	-	-				1,286,119	1,361,194
Accrued expenses			344,065	151,284				344,065	151,284
Accrued expenses–related party	1,397,409	1,097,974	50,000	37,500				1,447,409	1,135,474
Accrued interest			132,175	49,192	(129,538)	(49,192)	(b)	2,637	-
Accrued interest, related party			1,810,232	733,754	(1,299,788)	(426,643)	(b)	510,444	307,111
Deferred Revenues			188,741	176,102				188,741	176,102
Deferred revenue–related party	104,782	104,782	-	-				104,782	104,782
Convertible note payable	1,402,000	1,402,000	-	-				1,402,000	1,402,000
Convertible notes payable, current portion–in default	200,000	250,000	-	-				200,000	250,000
Notes payable–related parties, current portion–portions in default	2,783,429	1,948,429	-	-				2,783,429	1,948,429
Note payable marketing agreement	450,000	450,000	-	-				450,000	450,000
Derivative liability, current portion	2,763	9,451	-	-				2,763	9,451
Warrant liability	160,342	461,744	-	-				160,342	461,744
Other current liabilities			313,146	154,738				313,146	154,738
Total current liabilities	8,600,053	7,696,051	3,736,822	1,436,710	(1,429,326)	(475,835)		10,907,548	8,656,926

Notes payable–net of current portion			610,000	360,000	(610,000)	(360,000	) (b)	-	-
Notes payable, related party–net of current portion			8,307,000	5,575,000	(7,307,000)	(4,575,000	) (b)	1,000,000	1,000,000
Other long-term liabilities			402,154	313,146				402,154	313,146
Total Liabilities	8,600,053	7,696,051	13,055,976	7,684,856	(9,346,326)	(5,410,835)		12,309,702	9,970,073

Commitments and Contingencies
Preferred stock			40,070,108	40,070,108	(40,070,108)	(40,070,108	) (a)	-	-
Preferred stock C					889,051	1,778,102	(d)	889,051	1,778,102

Stockholders’ deficit:
Preferred stock A	83	83						83	83
Common stock	111,131	111,131	7	7	1,070	1,070	(a)	111,131	111,131
					869	503	(b)
					(1,946)	(1,581	) (d)
Additional paid-in capital	19,322,864	19,322,864	44,727,164	44,465,695	40,069,037	40,069,037	(a)	84,563,188	80,385,059
					9,345,458	5,410,332	(b)
					(28,014,231)	(27,106,348	) (c)
					(887,105)	(1,776,521	) (d)
Accumulated deficit	(28,014,231)	(27,106,348)	(97,322,784)	(91,130,414)	28,014,231	27,106,348	(c)	(97,322,784)	(91,130,414)
Total stockholders’ deficit	(8,580,153)	(7,672,270)	(52,595,613)	(46,664,712)	48,527,383	43,702,841		(12,648,383)	(10,634,141)

Total liabilities and stockholders’ deficit	$19,900	$23,781	$530,471	$1,090,253	$-	$-		$550,371	$1,114,034

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2020 AND 2019

	Boston Therapeutics		Nanomix, Inc.		P roforma Adjustment		Combined
	12 Months Ended		12 Months Ended		12 Months Ended		12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Revenue	$9,336	$16,329	$513,244	$392,422			$522,580	$408,751
Operating expenses:
Direct expenses	32,041	27,008	-	-			32,041	27,008
Research and development	180,908	1,710,943	4,184,820	3,765,203			4,365,728	5,476,146
Sales and marketing	898	791,232	-	-			898	791,232
General and administrative	581,423	980,381	1,234,784	1,331,593			1,816,207	2,311,974
Impairment of Intangibles		367,181	-	-			-	367,181
Total operating expenses	795,270	3,876,745	5,419,604	5,096,796			6,214,874	8,973,541
Operating loss	(785,934)	(3,860,416)	(4,906,359)	(4,704,373)			(5,692,293)	(8,564,789)

Other (expenses) income:
Interest income			6	47			6	47
Interest expense	(430,039)	(342,516)	(209,538)	(200,110)			(639,577)	(542,626)
Interest expense, related, party			(1,076,478)	(619,147)			(1,076,478)	(619,147)
Change in fair value of derivative liability	6,688	44,791	-	-			6,688	44,791
Change in fair value of warrant liability	301,402	464,062	-	-			301,402	464,062
Total other (expenses) income	(121,949)	166,337	(1,286,011)	(819,210)			(1,407,960)	(652,873)
Loss before provision for income taxes	(907,883)	(3,694,079)	(6,192,370)	(5,523,583)			(7,100,253)	(9,217,662)
Net loss	$(907,883.00)	$(3,694,079.00)	$(6,192,370.08)	$(5,523,582.92)			$(7,100,253.08)	$(9,217,661.92)
Net loss per share - basic and diluted	(0.01)	(0.03)	(8.33)	(7.43)			(0.06)	(0.08)
Weighted average shares outstanding basic and diluted	111,131,373	111,076,124	743,513	743,513			111,131,373	111,076,124

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 - Basis of Presentation

The unaudited pro forma condensed financial information was prepared pursuant to the rules and regulations of SEC Regulation S-X, and present the pro forma condensed financial balance sheet and results of operations of the combined companies based on the historical data of Boston Therapeutics and Nanomix.

The unaudited pro forma condensed financial information includes pro forma adjustments that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited condensed pro forma statements of operations, expected to have a continuing impact on the results of operations of the combined company.

Note 2 – Pro Forma Adjustments

In the merger which closed on June 4, 2021, Boston Therapeutics (BT) issued 1,000,000 shares of Preferred C shares that convert into 80% ownership in the merged company.  The conversion into common shares will occur after approval by regulatory authorities of the reverse stock split. As Boston Therapeutics has minimal assets and operations, the merger was accounted for as a reverse recapitalization. The resulting unaudited pro forma condensed consolidated financial statements thus reflect the following:

The issuance of Preferred C shares in exchange for :

●	All Nanomix common shares

●	All Nanomix preferred shares as converted to common

●	All Nanomix Convertible Notes and Accrued interest as converted to common

●	Assumption of all outstanding Nanomix stock options and warrants

The Secured $1M Note payable and accrued interest to a related party was not converted and is an obligation of the merged company.

The adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and December 31, 2020 and in the unaudited pro forma condensed combined balance sheet as of December 31, 2020 and 2019 are as follows:

(a)	Nanomix preferred stock conversion into common stock:

Convertible Preferred Stock	Preferred stock shares Outstanding	Issue price	Preferred stock Amount	Conversion Ratio	Common Stock Shares Outstanding	Common Stock Amount
Series AA:	1,045,650	1.1500	$1,202,498	1.2220	1,277,784	$13
Series BB:	22,120,639	0.0811	1,794,205	1.0000	22,120,639	221
Series CC:	13,761,489	0.4618	6,354,368	1.0823	14,894,060	149
Series DD:	33,790,975	0.6197	20,940,605	1.1377	38,443,992	384
Series EE-1:	14,030,343	0.3228	4,528,434	1.0000	14,030,343	140
Series EE-2:	16,265,953	0.3228	5,249,999	1.0000	16,265,953	163
Total Preferred Stock:	101,015,049		$40,070,108		107,032,771	$1,070

(b)	Nanomix Convertible Notes and accrued interest conversion into common stock:

	As of December 31,	As of December 31,	As of March 31,
	2019	2020	2021
Pricipal Amount	$4,935,000	$7,917,000	$8,534,500
Accrued Interest	$475,835	$1,429,326	$1,733,649
Total	$5,410,835	$9,346,326	$10,268,149
Conversion rate	0.10759	0.10759	0.10759
Shares on Conv.	50,291,244	86,869,843	95,437,760
Common Stock Amount	$503	$869	$954
Additional paid-in capital	$5,410,332	$9,345,458	$10,267,194

(c)	Boston Therapeutics accumulated deficit elimination

(d)	Issuance of BTHE Preferred C shares for exchange 80% of BTHE stock to 100% of Nanomix common stock:

	As of December 31,	As of December 31,	As of March 31,
	2019	2020	2021
Common stock shares outstanding	111,131,373	111,131,373	916,914,554
Market price per share	$0.02	$0.01	$0.03
Market capitalization	$2,222,627	$1,111,314	$27,507,437
Nanomix 80% share	$1,778,102	$889,051	$22,005,949

Note 3 – Subsequent Financial Transaction

Post merger, the combined company entered into a Convertible Secured Note offering that closed on June 25, 2021.  This was a financing of the merged companies and a separate transaction from the merger. As a result of post-merger split, after approval by the regulatory authorities of the 173:1 reverse split, there are 46,188,898 shares of common stock par value $0.01 per share.